Disclosure of detailed information about acquisition date fair value of the major classes of consideration (Details) - Mason Resources Corp. ("Mason") $ in Thousands, $ in Thousands	Dec. 19, 2018 USD ($)	Dec. 19, 2018 CAD ($)	Dec. 18, 2018 USD ($) Share	Dec. 18, 2018 CAD ($) Share
Statements [Line Items]
Cash	$ 20,126	$ 27,070
Transaction costs	671	902
Total cash consideration	20,797	27,972
Fair value of shares previously owned by the Group (10,854,170 shares)			$ 3,228	$ 4,342
Total consideration	$ 24,025	$ 32,314
Number of shares owned			10,854,170	10,854,170